Quarterly Holdings Report
for
Fidelity® Series International Credit Fund
March 31, 2022
SUN-NPRT1-0522
1.9882624.104
Nonconvertible Bonds - 60.7%
		Principal Amount (a)	Value ($)
Australia - 1.9%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	154,944
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	700,000	709,645
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	600,000	705,324
6.75% 12/2/44 (Reg. S) (b)		570,000	596,363
TOTAL AUSTRALIA			2,166,276
Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	308,155
Bailiwick of Jersey - 1.6%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	650,000	798,748
7.125% 2/14/24	GBP	750,000	1,054,584
TOTAL BAILIWICK OF JERSEY			1,853,332
Cayman Islands - 0.4%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	173,740
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	208,000	259,282
TOTAL CAYMAN ISLANDS			433,022
Czech Republic - 0.1%
CEZ A/S 2.375% 4/6/27 (Reg. S)	EUR	150,000	165,959
Denmark - 0.8%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	886,720
France - 5.4%
Accor SA 2.375% 11/29/28 (Reg. S)	EUR	300,000	318,110
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		225,000	200,175
2.5% 3/31/32 (Reg. S) (b)	EUR	900,000	998,379
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	800,000	829,334
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	400,000	487,892
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	201,685
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	1,700,000	1,817,624
1.5% 10/14/24 (Reg. S)	EUR	200,000	214,590
1.875% 2/11/28 (Reg. S)	EUR	200,000	198,055
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	100,000	110,066
1.75% 10/7/27 (Reg. S)	EUR	200,000	212,516
Societe Generale 4.75% 11/24/25 (c)		200,000	201,697
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	384,800
TOTAL FRANCE			6,174,923
Germany - 4.8%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	525,000	492,781
Bayer AG:
2.375% 4/2/75 (Reg. S) (b)	EUR	2,500,000	2,779,446
3.75% 7/1/74 (Reg. S) (b)	EUR	500,000	560,039
Deutsche Bank AG 4% 6/24/32 (Reg. S) (b)	EUR	800,000	885,920
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	500,000	476,362
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	298,545
TOTAL GERMANY			5,493,093
Greece - 0.2%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	250,000	253,255
Hong Kong - 0.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	300,000	300,513
Ireland - 6.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	158,840
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	1,000,000	1,081,023
2.25% 4/4/28 (Reg. S) (b)	EUR	1,200,000	1,331,552
2.875% 5/30/31 (Reg. S) (b)	EUR	250,000	273,013
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	800,000	821,291
2.029% 9/30/27 (b)(c)		950,000	860,387
2.375% 10/14/29 (Reg. S) (b)	EUR	800,000	876,046
3.125% 9/19/27 (Reg. S) (b)	GBP	650,000	854,188
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		902,000	897,057
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		600,000	541,728
TOTAL IRELAND			7,695,125
Italy - 2.5%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	100,000	104,839
1.75% 7/30/31 (Reg. S)	EUR	175,000	177,187
Autostrade per L'italia SpA 2.25% 1/25/32 (Reg. S)	EUR	700,000	726,960
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	550,000	617,542
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,050,000	1,094,327
5.861% 6/19/32 (b)(c)		200,000	196,500
TOTAL ITALY			2,917,355
Luxembourg - 4.7%
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	2,000,000	1,831,906
2.25% 4/27/27 (Reg. S)	EUR	200,000	180,872
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	896,564
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	1,050,000	1,049,263
1.75% 3/12/29 (Reg. S)	EUR	600,000	620,362
2.625% 10/20/28 (Reg. S)	GBP	250,000	306,574
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	500,000	492,497
TOTAL LUXEMBOURG			5,378,038
Mexico - 2.0%
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	300,000	331,543
6.5% 3/13/27		1,980,000	2,003,265
TOTAL MEXICO			2,334,808
Netherlands - 3.6%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		964,000	994,983
5.75% 8/15/50 (Reg. S) (b)		1,300,000	1,334,450
GSK Consumer Healthcare Capital 2.125% 3/29/34 (Reg. S)	EUR	450,000	504,712
JDE Peet's BV 2.25% 9/24/31 (c)		150,000	130,413
Technip Energies NV 1.125% 5/28/28	EUR	500,000	490,477
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	450,000	458,515
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	207,546
TOTAL NETHERLANDS			4,121,096
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	300,000	337,195
Spain - 0.8%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	900,000	902,389
Sweden - 1.1%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (b)	EUR	251,000	285,305
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	520,214
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	250,000	241,309
1.75% 1/14/25 (Reg. S)	EUR	200,000	213,489
TOTAL SWEDEN			1,260,317
Switzerland - 2.8%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	500,000	598,150
4.194% 4/1/31 (b)(c)		250,000	246,628
4.282% 1/9/28 (c)		298,000	297,662
6.5% 8/8/23 (Reg. S)		2,000,000	2,050,000
TOTAL SWITZERLAND			3,192,440
United Kingdom - 19.3%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	213,684
Barclays PLC 2% 2/7/28 (Reg. S) (b)	EUR	500,000	556,167
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	1,250,000	1,481,249
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,354,344
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	860,000	1,122,025
John Lewis PLC 6.125% 1/21/25	GBP	1,194,000	1,663,659
Lloyds Banking Group PLC 1.985% 12/15/31 (b)	GBP	400,000	489,506
M&G PLC:
5.625% 10/20/51 (Reg. S) (b)	GBP	750,000	1,074,995
6.5% 10/20/48 (Reg. S) (b)		500,000	544,305
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	400,000	514,129
4.5% 7/10/27 (Reg. S)	GBP	520,000	668,843
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	650,000	795,118
3.619% 3/29/29 (Reg. S) (b)	GBP	600,000	797,478
3.622% 8/14/30 (Reg. S) (b)	GBP	250,000	327,534
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	1,000,000	1,032,961
Prudential PLC 2.95% 11/3/33 (Reg. S) (b)		1,300,000	1,196,325
Rolls-Royce PLC 3.375% 6/18/26	GBP	740,000	916,205
SSE PLC 4.75% 9/16/77 (Reg. S) (b)		2,500,000	2,509,725
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	400,000	461,587
Travis Perkins PLC:
3.75% 2/17/26 (Reg. S)	GBP	200,000	260,103
4.5% 9/7/23 (Reg. S)	GBP	350,000	464,375
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	218,687
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	400,000	543,134
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	250,000	331,592
6.25% 10/3/78 (Reg. S) (b)		200,000	205,500
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	310,847
3.375% 10/16/25 (Reg. S)	GBP	800,000	1,054,577
TOTAL UNITED KINGDOM			22,108,654
United States of America - 1.1%
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	250,000	311,167
Southern Co. 1.875% 9/15/81 (b)	EUR	1,000,000	985,091
TOTAL UNITED STATES OF AMERICA			1,296,258
TOTAL NONCONVERTIBLE BONDS (Cost $75,512,709)			69,578,923

U.S. Government and Government Agency Obligations - 1.6%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 1.6%
U.S. Treasury Notes 0.75% 3/31/26 (e) (Cost $1,953,787)	1,960,000	1,827,777

Foreign Government and Government Agency Obligations - 3.8%
		Principal Amount (a)	Value ($)
Germany - 3.8%
German Federal Republic:
0% 8/15/31	EUR	1,050,000	1,107,499
0% 2/15/32 (Reg. S)	EUR	330,000	346,042
0% 5/15/35 (Reg. S)	EUR	1,350,000	1,375,889
1.25% 8/15/48	EUR	1,195,000	1,530,576
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,117,405)			4,360,006

Preferred Securities - 28.6%
		Principal Amount (a)	Value ($)
Australia - 1.5%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (b)(d)		1,100,000	1,083,797
5.875% (b)(c)(d)		650,000	665,438
TOTAL AUSTRALIA			1,749,235
Canada - 1.0%
Bank of Nova Scotia:
4.65% (b)(d)		800,000	772,200
4.9% (b)(d)		350,000	350,000
TOTAL CANADA			1,122,200
Finland - 0.3%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	300,000	308,644
France - 4.0%
BNP Paribas SA 6.625% (Reg. S) (b)(d)		550,000	566,033
Danone SA 1.75% (Reg. S) (b)(d)	EUR	600,000	667,314
EDF SA 5.25% (Reg. S) (b)(d)		2,300,000	2,285,625
Societe Generale 7.875% (Reg. S) (b)(d)		200,000	209,000
Veolia Environnement SA 2% (Reg. S) (b)(d)	EUR	900,000	918,404
TOTAL FRANCE			4,646,376
Germany - 1.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	1,400,000	1,494,544
Ireland - 0.4%
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	450,000	514,614
Italy - 0.9%
Enel SpA 2.5% (Reg. S) (b)(d)	EUR	900,000	1,009,315
Luxembourg - 3.1%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	1,400,000	1,519,711
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	800,000	738,975
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	1,300,000	1,274,653
TOTAL LUXEMBOURG			3,533,339
Netherlands - 6.1%
AerCap Holdings NV 5.875% 10/10/79 (b)		1,050,000	1,008,000
AT Securities BV 5.25% (Reg. S) (b)(d)		750,000	739,913
Stichting AK Rabobank Certificaten NETHERLANDS GOV 10YR BOND INDX + 1.500% 6.5% 12/31/99 (b)(d)(f)	EUR	379,300	488,835
Telefonica Europe BV:
2.625% (Reg. S) (b)(d)	EUR	500,000	557,273
3.875% (Reg. S) (b)(d)	EUR	500,000	557,965
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(d)	EUR	100,000	112,092
3.748% (b)(d)	EUR	300,000	330,566
3.875% (Reg. S) (b)(d)	EUR	900,000	979,446
4.625% (Reg. S) (b)(d)	EUR	1,900,000	2,196,459
TOTAL NETHERLANDS			6,970,549
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(d)	EUR	400,000	456,881
Sweden - 2.0%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(d)	EUR	1,500,000	1,565,172
3.625% (Reg. S) (b)(d)	EUR	150,000	149,344
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	650,000	610,890
TOTAL SWEDEN			2,325,406
Switzerland - 1.9%
Credit Suisse Group AG 7.5% (Reg. S) (b)(d)		1,900,000	1,964,125
UBS Group AG 7% (Reg. S) (b)(d)		200,000	211,792
TOTAL SWITZERLAND			2,175,917
United Kingdom - 5.7%
Aviva PLC 6.125% (b)(d)	GBP	1,010,000	1,340,054
Barclays Bank PLC 7.625% 11/21/22		776,000	795,378
Barclays PLC:
5.875% (Reg. S) (b)(d)	GBP	350,000	460,927
7.125% (b)(d)	GBP	200,000	276,195
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	1,900,000	1,907,452
HSBC Holdings PLC 6.375% (b)(d)		950,000	982,937
National Express Group PLC 4.25% (Reg. S) (b)(d)	GBP	190,000	243,666
SSE PLC 3.74% (Reg. S) (b)(d)	GBP	400,000	506,412
TOTAL UNITED KINGDOM			6,513,021
TOTAL PREFERRED SECURITIES (Cost $35,637,104)			32,820,041

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 0.31% (g) (Cost $2,787,420)	2,786,863	2,787,420

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 4.0% on a credit default swap with Barclays Bank PLC to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	2,650,000	21,416
Option with an exercise rate of 4.0% on a credit default swap with JPMorgan Chase Bank N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 37 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	2,000,000	22,041
Option with an exercise rate of 4.5% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	5,300,000	31,340

TOTAL PURCHASED SWAPTIONS (Cost $243,264)				74,797
TOTAL INVESTMENT IN SECURITIES - 97.2% (Cost $121,251,689)	111,448,964
NET OTHER ASSETS (LIABILITIES) - 2.8%	3,245,765
NET ASSETS - 100.0%	114,694,729

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	7	Jun 2022	663,893	(29,290)	(29,290)
Eurex Euro-Bund Contracts (Germany)	22	Jun 2022	3,861,388	(104,019)	(104,019)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	5	Jun 2022	1,029,919	(69,326)	(69,326)
TME 10 Year Canadian Note Contracts (Canada)	37	Jun 2022	3,864,112	(165,477)	(165,477)

TOTAL BOND INDEX CONTRACTS					(368,112)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	51	Jun 2022	10,808,016	(128,730)	(128,730)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	87	Jun 2022	9,977,813	(239,220)	(239,220)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	8	Jun 2022	1,200,500	(34,447)	(34,447)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	44	Jun 2022	5,960,625	(195,691)	(195,691)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	35	Jun 2022	6,199,375	(227,637)	(227,637)

TOTAL TREASURY CONTRACTS					(825,725)

TOTAL PURCHASED					(1,193,837)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	38	Jun 2022	5,416,952	75,152	75,152
ICE Long Gilt Contracts (United Kingdom)	19	Jun 2022	3,025,822	18,068	18,068

TOTAL SOLD					93,220

TOTAL FUTURES CONTRACTS					(1,100,617)
The notional amount of futures purchased as a percentage of Net Assets is 38.0%
The notional amount of futures sold as a percentage of Net Assets is 7.3%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	649,000	USD	721,493	BNP Paribas	4/04/22	(3,537)
USD	34,260,000	EUR	30,187,815	JPMorgan Chase Bank, N.A.	4/14/22	854,889
CAD	246,000	USD	196,897	Goldman Sachs Bank USA	5/12/22	(151)
CAD	95,000	USD	74,904	JPMorgan Chase Bank, N.A.	5/12/22	1,075
EUR	160,000	USD	180,643	BNP Paribas	5/12/22	(3,422)
EUR	1,099,000	USD	1,237,859	BNP Paribas	5/12/22	(20,573)
EUR	105,000	USD	114,347	BNP Paribas	5/12/22	1,954
EUR	188,000	USD	205,696	BNP Paribas	5/12/22	2,539
EUR	155,000	USD	172,530	BNP Paribas	5/12/22	(847)
EUR	67,000	USD	73,538	Citibank NA	5/12/22	673
EUR	70,000	USD	77,223	Royal Bank Of Canada	5/12/22	311
GBP	162,000	USD	217,388	Goldman Sachs Bank USA	5/12/22	(4,623)
GBP	61,000	USD	80,076	Goldman Sachs Bank USA	5/12/22	39
GBP	97,000	USD	127,687	JPMorgan Chase Bank, N.A.	5/12/22	(291)
GBP	63,000	USD	82,993	State Street Bank And Trust Co	5/12/22	(251)
USD	65,113	AUD	91,000	HSBC Bank USA	5/12/22	(3,018)
USD	62,441	CAD	80,000	HSBC Bank USA	5/12/22	(1,542)
USD	71,521	CAD	90,000	HSBC Bank USA	5/12/22	(459)
USD	40,469	CAD	51,000	JPMorgan Chase Bank, N.A.	5/12/22	(320)
USD	133,318	CAD	170,000	Royal Bank Of Canada	5/12/22	(2,645)
USD	47,593	CAD	61,000	State Street Bank And Trust Co	5/12/22	(1,194)
USD	146,540	EUR	132,000	BNP Paribas	5/12/22	333
USD	120,371	EUR	110,000	HSBC Bank USA	5/12/22	(1,468)
USD	20,778,045	EUR	18,245,000	JPMorgan Chase Bank, N.A.	5/12/22	569,328
USD	111,149	EUR	98,000	JPMorgan Chase Bank, N.A.	5/12/22	2,601
USD	366,347	EUR	328,000	JPMorgan Chase Bank, N.A.	5/12/22	3,044
USD	146,231	EUR	131,000	JPMorgan Chase Bank, N.A.	5/12/22	1,132
USD	105,346	EUR	96,000	JPMorgan Chase Bank, N.A.	5/12/22	(987)
USD	301,194	EUR	274,000	JPMorgan Chase Bank, N.A.	5/12/22	(2,297)
USD	449,112	EUR	408,000	JPMorgan Chase Bank, N.A.	5/12/22	(2,801)
USD	976,963	EUR	879,000	JPMorgan Chase Bank, N.A.	5/12/22	3,356
USD	75,629	EUR	68,000	State Street Bank And Trust Co	5/12/22	310
USD	228,118	EUR	207,000	State Street Bank And Trust Co	5/12/22	(1,161)
USD	187,877	EUR	170,000	State Street Bank And Trust Co	5/12/22	(420)
USD	690,512	EUR	626,000	State Street Bank And Trust Co	5/12/22	(2,864)
USD	549,478	EUR	499,000	State Street Bank And Trust Co	5/12/22	(3,230)
USD	22,799,234	GBP	16,851,000	Goldman Sachs Bank USA	5/12/22	667,779
USD	76,153	GBP	57,000	HSBC Bank USA	5/12/22	1,292
USD	76,835	GBP	58,000	HSBC Bank USA	5/12/22	660
USD	24,005	GBP	18,000	Royal Bank Of Canada	5/12/22	365
USD	725,427	GBP	550,000	State Street Bank And Trust Co	5/12/22	3,079

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						2,056,658

Unrealized Appreciation						2,114,759
Unrealized Depreciation						(58,101)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,000,000	(7,556)	24,340	16,784
Shell International Finance BV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,000,000	(34,411)	34,570	159

TOTAL CREDIT DEFAULT SWAPS							(41,967)	58,910	16,943

(1)Notional amount is stated in U.S. Dollars unless otherwise noted

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,153,244 or 4.5% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $737,668.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.31%	4,833,648	6,833,025	8,879,253	1,825	-	-	2,787,420	0.0%
Total	4,833,648	6,833,025	8,879,253	1,825	-	-	2,787,420

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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